Exhibit 99.1

Otis Announces Cash Tender Offer for Remaining 49.99% Interest in Zardoya Otis

•	Otis intends to acquire the remaining interest in Zardoya Otis, a premier elevator business in Spain and Portugal and take Zardoya Otis private

•	Transaction expected to be financed with euro-denominated debt and close in the 2nd quarter of 2022

•	Expects up to mid-single digit percentage accretion to adjusted run-rate EPS and up to $80M increase in cash available for deployment, depending on shares tendered

FARMINGTON, Conn., September 23, 2021 -- Otis Worldwide Corporation (“Otis”) (NYSE: OTIS), the world’s leading elevator and escalator manufacturing, installation and service company, today announced a tender offer through its wholly-owned subsidiary, Opal Spanish Holdings, S.A.U., for all of the shares it does not currently own of Zardoya Otis, S.A. (“Zardoya Otis” or the “Company”) for an offer price of €7.00 in cash, with the intention to delist Zardoya Otis subsequent to the tender. The offer price represents a premium of 28.9% to the Company’s 1-month volume weighted average price implying a total equity value for Zardoya Otis, including Otis’ existing interest, of €3.3 billion.

Headquartered in Madrid, Spain, Zardoya Otis is a premier elevator original equipment and service business with operations in Spain, Portugal and Morocco. Its product portfolio comprises vertical and horizontal transportation systems as well as moving walkways and accessibility products. In addition, the Company offers a range of maintenance programs and a remote elevator monitoring system for optimizing elevator performance. Zardoya Otis generated revenue of €801 million and EBITDA of €223 million, representing an EBITDA margin of 28%, for the 12 months ending May 31, 2021.1

“Zardoya Otis has been an integral part of Otis since 1972 and its products, services and geographic footprint are critical components of our long-term growth strategy,” said Judy Marks, Otis’ President and Chief Executive Officer. “While we have deep respect for Zardoya Otis’ heritage, delisting the Company will simplify Otis’ corporate structure, provide for more streamlined management of the business, and generate operational efficiencies for both businesses.”

The transaction is structured as an all-cash voluntary tender offer with an intention to delist Zardoya Otis from the Madrid, Barcelona, Bilbao and Valencia Stock exchanges and is expected to close in the second quarter of 2022, subject to its approval by the Spanish Securities Exchange Commission (Comisión Nacional del Mercado de Valores). Starting 2023, it is expected to be up to mid-single digit percentage accretive to Otis’ adjusted EPS. Given the timing of the close and the pace of the acquisition of shares, 2022 EPS accretion is expected to be in a range of 3 to 5 cents. Since Otis is already the majority holder of Zardoya Otis and has operational control, there should be no significant change to the Company’s employment as a result of this transaction.

1 Based on Zardoya Otis’ reported financial statements which have been prepared in accordance with International Financial Reporting Standards endorsed by the European Union (IFRS-EU)

Otis has obtained fully committed bridge financing from Morgan Stanley and expects to replace the bridge facility with permanent debt financing. Otis continues to target its current investment grade credit ratings and plans to repay $800 million of existing debt and suspend share repurchases in 2022.

For further details on the terms and conditions of the tender, please see the regulatory announcement published on the following link: https://www.cnmv.es/portal/verDoc.axd?t={0eba7ec2-1df8-444f-b5fc-be85402f9d30}.

Advisors

Morgan Stanley & Co. LLC is serving as exclusive financial advisor to Otis, and Uría Menéndez and Wachtell, Lipton, Rosen & Katz are serving as legal counsel.

Use and Definitions of Non-GAAP Financial Measures

Otis Worldwide Corporation (“Otis”) reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”). We supplement the reporting of our financial information determined under GAAP with certain non-GAAP financial information. The non-GAAP information presented provides investors with additional useful information, but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. We encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure.

Organic sales, adjusted selling, general and administrative (“SG&A”) expense, earnings before interest taxes and depreciation (“EBITDA”), adjusted EBITDA, adjusted operating profit, adjusted net income, adjusted diluted earnings per share (“EPS”), adjusted effective tax rate and free cash flow are non-GAAP financial measures.

Organic sales represents consolidated net sales (a GAAP measure), excluding the impact of foreign currency translation, acquisitions and divestitures completed in the preceding twelve months and other significant items of a non-recurring and/or nonoperational nature (“other significant items”). Management believes organic sales is a useful measure in providing period-to-period comparisons of the results of the Otis’ ongoing operational performance.

Adjusted SG&A expense represents SG&A expense (a GAAP measure), excluding restructuring costs, other significant items and allocated costs for certain functions and services previously performed by United Technologies Corporation (“UTC”) prior to our separation (“UTC allocated costs”) and including solely for fiscal years prior to 2020 estimated standalone public company costs, as though Otis’ operations had been conducted independently from UTC (“standalone costs”). Standalone costs for fiscal years prior to 2020 are based on quarterly estimates determined during Otis’ annual planning process for the 2020 fiscal year. Recurring standalone costs for 2021 and 2020 are not adjusted.

Adjusted operating profit represents income from continuing operations (a GAAP measure), excluding restructuring costs, other non-recurring significant items, UTC allocated costs and including solely for fiscal years prior to 2020 estimated standalone public company costs.

Adjusted net income represents net income from continuing operations (a GAAP measure), excluding restructuring costs and other non-recurring significant items and UTC allocated costs and including solely for fiscal years prior to 2020 estimated standalone public company costs, estimated adjustments to non-service pension expense, net interest expense and income tax expense as if Otis was a standalone public company (“standalone operating income adjustments”). Adjusted EPS represents diluted earnings per share from continuing operations (a GAAP measure), adjusted for the per share impact of restructuring, other significant items and solely for fiscal years prior to 2020 standalone operating income adjustments.

The adjusted effective tax rate represents the effective tax rate (a GAAP measure) adjusted for the tax impact of restructuring costs, non-recurring significant items and solely for fiscal year prior to 2020 the tax impact of the additional adjustments (estimated standalone public company costs, interest expense and non-service pension expense).

EBITDA represents net income from operations (a GAAP measure), adjusted for noncontrolling interests, income tax expense, net interest expense, non-service pension expense and depreciation and amortization. Adjusted EBITDA represents EBITDA, as calculated above, adjusted for the impact of restructuring, other significant items and UTC allocated costs, including solely for fiscal years prior to 2020 estimated standalone public company costs. Management believes that adjusted SG&A, EBITDA, adjusted EBITDA, adjusted operating profit, adjusted net income, adjusted EPS and the adjusted effective tax rate are useful measures in providing period-to-period comparisons of the results of Otis’ ongoing operational performance and to the extent applicable as if it had been a standalone public company for fiscal years prior to 2020.

Additionally, GAAP financial results include the impact of changes in foreign currency exchange rates (“AFX”). We use the non-GAAP measure “at constant currency” or “CFX” to show changes in our financial results without giving effect to period-to-period currency fluctuations. Under U.S. GAAP, income statement results are translated in U.S. dollars at the average exchange rate for the period presented. Management believes that this non-GAAP measure is useful in providing period-to-period comparisons of the results of Otis’ ongoing operational performance.

Free cash flow is a non-GAAP financial measure that represents cash flow from operations (a GAAP measure) less capital expenditures. Management believes free cash flow is a useful measure of liquidity and an additional basis for assessing Otis’ ability to fund its activities, including the financing of acquisitions, debt service, repurchases of common stock and distribution of earnings to shareholders.

When we provide our expectations for organic sales, adjusted operating profit, adjusted net income, adjusted effective tax rate, adjusted EPS and free cash flow on a forward-looking basis, a reconciliation of the differences between the non-GAAP expectations and the corresponding GAAP measures (expected diluted EPS from continuing operations, operating profit, the effective tax rate, net sales and expected cash flow from operations) generally is not available without unreasonable effort due to potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains and losses, the ultimate outcome of pending litigation, fluctuations in foreign currency exchange rates, the impact and timing of potential acquisitions and divestitures, and other structural changes or their probable significance. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.

About Otis

 Otis is the world’s leading elevator and escalator manufacturing, installation and service company. We move 2 billion people a day and maintain approximately 2.1 million customer units worldwide, the industry’s largest Service portfolio.  Headquartered in Connecticut, USA, Otis is 69,000 people strong, including 40,000 field professionals, all committed to meeting the diverse needs of our customers and passengers in more than 200 countries and territories worldwide. For more information, visit www.otis.com and follow us on LinkedIn, Instagram, Facebook and Twitter @OtisElevatorCo.

 Cautionary Statement

 This communication contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide management’s current expectations or plans for Otis’ future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “outlook,” “confident,” “goals” and other words of similar meaning in connection with a discussion of future operating or financial performance or the separation and distribution. Forward-looking statements may include, among other things, statements relating to future sales, earnings, cash flow, results of operations, uses of cash, share repurchases, tax rates, R&D spend, credit ratings and net indebtedness, other measures of financial performance, potential future plans, strategies or transactions, including anticipated benefits of the proposed transaction, including estimated accretion, cost savings or other operational efficiencies, the expected timing of completion of the proposed transaction, estimated costs associated with such transaction and other statements that are not historical facts. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. For those statements, Otis claims the protection of the safe harbor for forward-looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995. Such risks, uncertainties and other factors include, without limitation: (1) the effect of economic conditions in the industries and markets in which Otis and its businesses operate in the U.S. and globally and any changes therein, including financial market conditions, fluctuations in commodity prices, interest rates and foreign currency exchange rates, levels of end market demand in construction, the impact of weather conditions, pandemic health issues (including COVID-19 and its effects, among other things, on global supply, demand, and distribution disruptions as the outbreak continues and results in an increasingly prolonged period of travel, commercial and/or other similar restrictions and limitations), natural disasters and the financial condition of Otis’ customers and suppliers; (2) challenges in the development, production, delivery, support, performance and realization of the anticipated benefits of advanced technologies and new products and services; (3) future levels of indebtedness, including in connection with the proposed transaction, and capital spending and research and development spending; (4) future availability of credit and factors that may affect such availability, including credit market conditions in the U.S. and other countries in which Otis and its businesses operate and Otis’ capital structure; (5) the timing and scope of future repurchases of Otis’ common stock, which may be suspended at any time due to various factors, including market conditions and the level of other investing activities and uses of cash; (6) fluctuations in prices of and delays and disruption in delivery of materials and services from suppliers; (7) cost reduction or containment actions and restructuring costs and related savings and other consequences thereof; (8) new business and investment opportunities; (9) the anticipated benefits of moving away from diversification and balance of operations across product lines, regions and industries; (10) the outcome of legal proceedings, investigations and other contingencies; (11) pension plan assumptions and future contributions; (12) the impact of the negotiation of collective bargaining agreements and labor disputes; (13) the effect of changes in political conditions in the U.S., including the new U.S. Administration, and other countries in which Otis and its businesses operate, including China’s response to the new U.S. administration and the United Kingdom’s recent withdrawal from the European Union, on general market conditions, global trade policies and currency exchange rates in the near term and beyond; (14) the effect of changes in tax, environmental, regulatory (including among other things import/export) and other laws and regulations in the U.S. and other countries in which Otis and its businesses operate, including changes as a result of the new U.S. Administration; (15) the ability of Otis to retain and hire key personnel; (16) the scope, nature, impact or timing of acquisition and divestiture activity, including among other things integration of acquired businesses into existing businesses and realization of synergies and opportunities for growth and innovation and incurrence of related costs, including in connection with the proposed transaction; (17) the expected benefits of the separation and distribution and the timing thereof; (18) the determination by the Internal Revenue Service and other tax authorities that the distribution or certain related transactions should be treated as taxable transactions; (19) risks associated with indebtedness incurred as a result of financing transactions undertaken in connection with the proposed transaction; (20) the risk that dis-synergy costs, costs of restructuring transactions and other costs incurred in connection with the separation will exceed Otis’ estimates; and (21) the impact of the separation and/or the proposed transaction on Otis’ businesses and Otis’ resources, systems, procedures and controls, diversion of management’s attention and the impact on relationships with customers, suppliers, employees and other business counterparties.

In addition, with respect to the forward-looking statements specifically relating to the proposed transaction, additional risks and uncertainties relating to the proposed transaction include whether Zardoya Otis shareholders will tender their shares in the transaction; the possibility of competing offers; risks relating to filings and approvals relating to the transaction; Otis’ ability to finance the transaction; the satisfaction of any relevant closing conditions; and the possibility that the proposed transaction will not be completed on the contemplated terms or timeline or at all.

The above list of factors is not exhaustive or necessarily in order of importance. For additional information on identifying factors that may cause actual results to vary from those stated in forward-looking statements, see Otis’ registration statements on Form 10 and Form S-3 and the reports of Otis on Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC from time to time. Any forward-looking statement speaks only as of the date on which it is made, and Otis assumes no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Media Contact: Ray Hernandez
+1-860-674-3029
Ray.Hernandez@otis.com

Investor Relations Contact:
Michael Rednor
+1-860-676-6011
investorrelations@otis.com